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                                                                       EXHIBIT 1


                            KRAUSE'S FURNITURE, INC.

          4,400,000 SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE

                             UNDERWRITING AGREEMENT

                                                                  March __, 1998

Cruttenden Roth Incorporated
Morgan Fuller Capital Group, LLC
Black & Company, Inc.
c/o Cruttenden Roth Incorporated
11150 Santa Monica Boulevard
Suite 750
Los Angeles, California 90025

Ladies and Gentlemen:

        Krause's Furniture, Inc., a Delaware corporation (the "Company"), proposes to sell to the Underwriters named in Schedule 1 hereto (the "Underwriters") 2,303,889 shares (the "Shares") of the Company's common stock, par value $0.001 per share ("Common Stock"), and Japan Omnibus Ltd. (the "Selling Stockholder") proposes to sell to the Underwriters 2,096,011 shares of Common Stock (the "Selling Stockholder Shares" and, collectively with the Shares, the "Firm Shares"). In addition, the Company proposes to grant to the Underwriters an option to purchase an additional 440,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 3 hereof. The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "Underwritten Shares." This is to confirm the agreement concerning the purchase of the Underwritten Shares from the Company and the Selling Stockholder by the Underwriters.

        1. Representations and Warranties of the Company. The Company represents and warrants to and covenants with the Underwriters that:

               (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Registration No. 333-43111) which has or will become effective, covering the registration of the Underwritten Shares under the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations of the Commission thereunder (the "1933 Act Regulations"). The Commission has not issued any order preventing or suspending the effectiveness or use of the Prospectus or the Preliminary Prospectus (as defined below). The term "Preliminary Prospectus" as used herein means a preliminary prospectus relating to the Underwritten Shares as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the 1933 Act Regulations included at any time as part of the Registration Statement. Copies of such Registration Statement and amendments thereto and of each related Preliminary



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Prospectus have been delivered to the Underwriters. If such Registration
Statement has not become effective, a further amendment to such Registration Statement, including a form of final Prospectus, necessary to permit such Registration Statement to become effective will be filed promptly by the Company with the Commission. If such Registration Statement has become effective, a final Prospectus relating to the Underwritten Shares containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the 1933 Act Regulations promptly after execution and delivery of this Agreement. The term "Registration Statement" means the registration statement as amended at the time it became effective, including the most recent post-effective amendment thereto at the time such post-effective amendment became or becomes effective (the "Effective Date"), including all material incorporated by reference therein and any information deemed to be included by Rule 430A and any additional registration statement filed pursuant to Rule 462(b) of the Rules and Regulations ("Rule 462(b)") with respect to the Underwritten Shares ("Rule 462(b) Registration Statement"). The term "Prospectus" means the prospectus relating to the Underwritten Shares as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus relating to the Underwritten Shares included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-1 and Regulation S-K under the 1933 Act which were filed under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), on or before the date of this Agreement, or the issue date of the Prospectus or any Preliminary Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act after the date of this Agreement, or the issue date of the Prospectus or any Preliminary Prospectus, as the case may be, and deemed to be incorporated therein by reference. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, or any Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the copy, if any, filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval system ("EDGAR").

               (b) On the first date that any Preliminary Prospectus was used, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Delivery Date (as defined in Section 5 below) and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply with all applicable provisions of the 1933 Act and the 1933 Act Regulations and did or will contain all statements required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material



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fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the Effective Date and at the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Delivery Date the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has not distributed any written offering material in connection with the offering or sale of the Underwritten Shares other than the Registration Statement, the Preliminary Prospectus and the Prospectus. Each Registration Statement, Preliminary Prospectus and Prospectus filed with the Commission, including those filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the 1933 Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Underwritten Shares.

               (c) Ernst & Young LLP and Arthur Andersen LLP, who have expressed their opinion with respect to the financial statements and supporting schedules and related notes included in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations.

               (d) The financial statements of the Company and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries, Krause's Custom Crafted Furniture Corp. (formerly Krause's Sofa Factory) and KMC Enterprises, Inc. (collectively, the "Subsidiaries" and each a "Subsidiary") as of the respective dates of such financial statements, and their consolidated statement of operations and statement of cash flows for the respective periods covered thereby; said financial statements and related notes have been prepared in conformity with generally accepted accounting principles applied on a consistent basis as certified by the independent accountants named in subsection 3(c) above; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement. The selected financial and statistical data set forth in the Prospectus under the captions "Capitalization" and "Selected Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement and have been prepared on an accounting basis consistent with the consolidated financial statements of the Company.

               (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs, or business prospects of the Company and the Subsidiaries, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the



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Company or the Subsidiaries on any class of their capital stock. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Registration Statement.

               (f) The Company and the Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own, lease and operate their properties and to conduct their businesses as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement; the Company and the Subsidiaries are duly qualified as foreign corporations to transact business and are in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, results of operations or business prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect"). Other than in the Subsidiaries, or as disclosed in the Registration Statement pursuant to Item 601 of Regulation S-K, the Company does not own, directly or indirectly, any shares of capital stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity.

               (g) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" and "Description of Capital Stock" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, employee or director benefit plans or the exercise of convertible securities referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights; the Company owns, beneficially and of record, all of the outstanding capital stock of the Subsidiaries; the Shares and the Option Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and nonassessable; the certificates evidencing the Underwritten Shares are in due and proper form under Delaware law; the authorized capital stock of the Company, including the Underwritten Shares, conforms to all statements relating thereto contained in the Prospectus; and the issuance of the Underwritten Shares is not subject to preemptive or other similar rights. There are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of capital stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of capital stock or any security convertible into or exchangeable for capital stock, in each case other than as described in the Prospectus.

               (h) The Company and the Subsidiaries: (i) are in material compliance with any and all applicable foreign, United States, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or



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contaminates, and all amendments or modifications thereto ("Environmental
Laws"); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business as currently conducted, the absence of which would have a Material Adverse Effect; and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the knowledge of the Company, threatened against the Company or the Subsidiaries relating to the Environmental Laws or to the activities of the Company or the Subsidiaries involving Hazardous Materials. The terms "Hazardous Materials" as used in this Agreement means any material or substance that: (i) is prohibited or regulated by any Environmental Laws; or (ii) has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

               (i) Where the Company or any Subsidiary is engaged in the generation, use, manufacture, transportation or storage of any Hazardous Materials on any of the properties or former properties of the Company or the Subsidiaries, the Company and its Subsidiaries have complied in all material respects with all Environmental Laws relevant to such activities. No Hazardous Materials have been treated or disposed of on any properties of the Company or the Subsidiaries, or on properties formerly owned or leased by the Company or the Subsidiaries, in each case by the Company or, to the knowledge of the Company, by any other Person, except in material compliance with Environmental Laws. No spills, discharges, releases, deposits, emplacements, leaks or disposal of any Hazardous Materials have occurred on or under or have emanated from any of the Company's properties or former properties of the Company or the Subsidiaries either as a result of actions by the Company or, to the knowledge of the Company, by any other Person, for which the cost of remediation would materially and adversely affect the Company.

               (j) Neither the Company nor any Subsidiary is in violation of its respective charter or bylaws or similar governing instruments or is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or agreement to which the Company or the Subsidiaries are a party or by which the Company or the Subsidiaries may be bound, or to which any of the property or assets of the Company or the Subsidiaries are subject, unless irrevocable waiver shall have been obtained with respect to such default and such default and the waiver thereof shall have been disclosed in writing to the Underwriters, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company or the Subsidiaries is a party or by which they may be bound, or to which any of the property or assets of the Company or the Subsidiaries are subject, nor will such action result in any violation of the provisions of the charter



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or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

               (k) No labor dispute with the employees of the Company or the Subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors.

               (l) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, singly or in the aggregate, might result in any Material Adverse Effect or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or the Subsidiaries are a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or the Subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

               (m) No relationship, direct or indirect, exists between or among the Company and any Subsidiary on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company and any Subsidiary on the other hand, that is required by the 1933 Act or the 1933 Act Regulations to be described in the Registration Statement and the Prospectus or documents incorporated by reference therein that is not described as so required.

               (n) The Company and the Subsidiaries own or are licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other similar intangible property and assets (herein called the "Proprietary Rights") which are material to the businesses of the Company or the Subsidiaries as now conducted and as proposed to be conducted, in each case as described in the Prospectus. The description of the Proprietary Rights is correct in all material respects and fairly and correctly describes the Company's rights with respect thereto. Neither the Company nor any Subsidiary has any knowledge of, and neither the Company nor any Subsidiary has given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the knowledge of the Company, threatened, which involves any Proprietary Rights. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract



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which restricts or impairs the use of any such Proprietary Rights in a manner which would adversely affect the use of any of the material Proprietary Rights. To the knowledge of the Company, no Proprietary Rights used by the Company or the Subsidiaries, and no services or products sold by the Company or the Subsidiaries, conflict with or infringe upon any proprietary rights available to any third party. The Company has not received written notice of any pending conflict with or infringement upon such third party proprietary rights. Neither the Company nor any Subsidiary has entered into a consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights. No claims have been asserted against the Company by written notice or formal proceedings or, to the knowledge of the Company, by other means, by any person with respect to the validity of the ownership or right to use the Proprietary Rights of the Company or the Subsidiaries and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful. No registration relating to the Proprietary Rights has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing. The Company and the Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company or the Subsidiaries.

               (o) No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Underwritten Shares hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws (or such as may be required by the National Association of Securities Dealers, Inc. ("NASD").

               (p) Except as otherwise disclosed in the Prospectus, the Company and the Subsidiaries now hold and at the Delivery Date will hold, all licenses, certificates, approvals and permits from all state, United States, foreign and other regulatory authorities, and any foreign regulatory authorities performing similar functions, that are material to the conduct of the businesses of the Company and the Subsidiaries (as such businesses are currently conducted), except for such licenses, certificates, approvals and permits the failure of which to hold would not have a Material Adverse Effect, all of which are in effect (and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, canceled, suspended or not renewed). Neither the Company nor any Subsidiary is in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead them to believe that such proceedings are, singularly or in the aggregate, reasonably likely to have or which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

               (q) The Company has all corporate power and authority to enter into this Agreement and to perform its obligations hereunder, and all consents, authorizations, approvals and



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orders required in connection herewith have been obtained, except such as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD and, if the Registration Statement is not effective under the 1933 Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the 1933 Act. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws nor or hereafter in effect relating to or affecting creditors, rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

               (r) There are no persons with registration or other similar rights to have any securities (i) registered pursuant to the Registration Statement or (ii) otherwise registered by the Company under the 1933 Act, other than, with respect to (i) and (ii) above, those rights whose holders have received proper notice of the filing of the Registration Statement and have declined to assert such registration rights (and who now no longer have a right to do so), those rights which have been waived or are no longer entitled to be asserted, or other than, with respect to (ii) above, those described in the Prospectus.

               (s) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for that purpose are pending, or, to the knowledge of the Company, threatened or contemplated by the Commission; and no order suspending the offering of the Underwritten Shares in any jurisdiction designated by the Underwriters pursuant to Section 6(f) of this Agreement has been issued and no proceeding therefor has been instituted or, to the knowledge of the Company, are any such proceedings threatened or contemplated. The Company has complied to the Commission's and any state securities commission's satisfaction with all requests of the Commission and such state securities commission with all requests for additional or supplemental information.

               (t) The Company and the Subsidiaries have good and marketable title to their respective properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances, claims and equities of record, except as disclosed in the Prospectus. The properties of the Company and the Subsidiaries are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real properties held under lease by the Company and the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company or the Subsidiaries.

               (u) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's



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general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (v) The Company and the Subsidiaries have conducted and are conducting their businesses in material compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders.

               (w) Neither the Company nor any Subsidiary nor, to the Company's or any Subsidiary's knowledge, any employee or agent of the Company or any Subsidiary, has, directly or indirectly, made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus, including, without limitation, any unlawful contribution to any candidate for public office, or failed to disclose fully contributions in violation of law, or other payments to any federal, state or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States, any foreign jurisdiction, or any jurisdiction thereof.

               (x) The Company is not now, and after sale of the Shares or the Option Shares to be sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (y) All offers and sales of capital stock and other securities of the Company made within the three years prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the 1933 Act and were duly registered or qualified or subject to an available exemption from the registration or qualification requirements of the applicable state securities or Blue Sky laws. No Person who purchased a security from the Company prior to the date hereof has any right to rescind his or her purchase or otherwise seek recovery of the purchase price from the Company.

               (z) The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The Underwritten Shares have been accepted for listing on the American Stock Exchange ("AMEX"). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Underwritten Shares or the Common Stock under the 1934 Act or delisting the Underwritten Shares or the Common Stock from the AMEX, nor has the Company received any notification that the Commission or the AMEX is contemplating terminating such registration or listing.

               (aa) Neither the Company, nor, to its knowledge, any of its officers, directors or affiliates has taken and at the Delivery Date, neither the Company nor, to its knowledge, any of its officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the



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price of the Common Stock to facilitate the sale or resale of the Underwritten
Shares in connection with the offering of the Underwritten Shares pursuant to the Registration Statement.

               (ab) The Company maintains insurance of the types and in amounts that it reasonable believes are adequate for its and its Subsidiaries' businesses and are consistent with insurance coverage maintained by similar companies in similar businesses, including but not limited to, insurance covering product liability and real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

               (ac) The Company and the Subsidiaries have filed all necessary federal, state and foreign tax returns required to be filed by them and have paid or accrued all taxes shown as due thereon, which returns are true and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

               (ad) To the knowledge of the Company, if any full-time employee identified in the Prospectus has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company or any Subsidiaries, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company or the Subsidiaries as described in the Prospectus or such person's performance of his obligations to the Company or any Subsidiaries; neither the Company nor any Subsidiary has received written notice that any consultant or employee of the Company or the Subsidiaries is in violation of any noncompetition, non-disclosure, confidentiality or similar agreement.

               (ae) The Company has delivered or caused to be delivered to the Underwriters an agreement in the form of Attachment A hereto (with respect to the Company) and in the form of Attachment B hereto (with respect to the officers, directors and certain affiliates of the Company listed on Attachment C hereto) to the effect that neither the Company nor any of the officers, directors or affiliates listed on Attachment C hereto will, without the prior written consent of the Underwriters, offer, sell, or otherwise dispose of any shares of capital stock or equity securities of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company (other than the Underwritten Shares) for a period of 180 days (with respect to the Company) and 120 days (with respect to the officers, directors and affiliates of the Company) after the Delivery Date, subject to the exceptions set forth in Attachment A with respect to the Company.

        2. Representations, Warranties and Covenants of the Selling Stockholder. The Selling Stockholder represents, warrants and covenants to the Company and to the Underwriters that:



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               (a) The Selling Stockholder is, and at the First Delivery Date
(as defined in Section 5 below) will be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with corporate power and authority to own, lease and operate its properties and to conduct its business.

               (b) The Selling Stockholder has all corporate power and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by the Selling Stockholder of this Agreement have been given. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and constitutes the valid and binding agreement of the Selling Stockholder and is enforceable against the Selling Stockholder in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

               (c) The Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement") with [First National Bank of Boston], as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchange) representing the Firm Shares to be sold by the Selling Stockholder hereunder.

               (d) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

               (e) The Selling Stockholder has full power and authority to enter into the Power of Attorney in the form heretofore furnished to the Selling Stockholder and the Custody Agreement in the form heretofore furnished to the Selling Stockholder and to carry out all the terms and provisions thereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by the Selling Stockholder of the Power of Attorney and the Custody Agreement have been given. Each of the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is enforceable against the Selling Stockholder in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies.

               (f) The Selling Stockholder now has, and at the First Delivery Date will have, (i) good and marketable title to the Selling Stockholder Shares to be sold to the Underwriters by the Selling Stockholder hereunder, free and clear of all encumbrances and adverse claims, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Selling Stockholder Shares to the Underwriters and to make the representations, warranties and agreements made by the Selling Stockholder herein, and upon delivery of such Selling Stockholder Shares and payment therefor pursuant hereto, good and marketable title to such shares, free and clear of all encumbrances and adverse claims, will pass to the Underwriters.

               (g) None of the execution, delivery or performance of this Agreement, the Power of Attorney or the Custody Agreement or the consummation of the transactions contemplated herein or therein by the Selling Stockholder conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any encumbrance upon, any property or assets of the Selling Stockholder pursuant to (i) the terms of its organizational documents; (ii) the terms of any contract or other agreement to which the Selling Stockholder is a party or by which it is bound or to which any of its properties is subject, which conflict, breach, violation or default would adversely affect the Selling Stockholder's ability to perform its obligations hereunder; (iii) any statute, rule or regulation of any governmental body having jurisdiction over the Selling Stockholder or any of its activities or properties; or (iv) the terms of any judgment, decree or order of any arbitration or governmental body having such jurisdiction.

               (h) No consent, approval, authorization or order of, or any filing or declaration with any governmental body is required for the consummation by the Selling Stockholder of the transactions on its part contemplated herein or in the Power of Attorney or Custody Agreement, except such as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Underwritten Shares by the Underwriters, and such as have been obtained under the state securities or Blue Sky laws and under the NASD rules.

               (i) The sale of the Selling Stockholder Shares proposed to be sold by the Selling Stockholder is not prompted by the Selling Stockholder's knowledge of any material adverse information concerning the Company or its Subsidiaries which is not set forth or described in the Prospectus.

               (j) On the Effective Date, the date of the Preliminary Prospectus and the date of the Prospectus, and on the First Delivery Date, the information with respect to the Selling Stockholder included therein did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

               (k) On the first date that any Preliminary Prospectus was used, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the First Delivery Date, all information with respect to the Selling Stockholder included in the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), did or will comply with all applicable provisions of the 1933 Act and the 1933 Act Regulations and did or will contain all statements required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations.

               (l) The Selling Stockholder has delivered to the Underwriters an agreement in the form of Attachment B hereto to the effect that it will not, without the prior written consent of Cruttenden Roth Incorporated, Black & Company, Inc. and Morgan Fuller Capital Group LLC, as representatives of the several Underwriters (the "Representatives"), offer, sell, or otherwise dispose of any shares of capital stock or equity securities of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company (excluding the Selling Stockholder Shares) for a period of 120 days after the Delivery Date.

               (m) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Underwritten Shares in connection with the offering thereof pursuant to the Registration Statement.

        3. Purchase of the Underwritten Shares by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company hereby agrees to sell 2,303,889 shares of the Firm Shares and the Selling Stockholder hereby agrees to sell 2,096,111 shares of the Firm Shares, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of the Firm Shares set opposite that Underwriter's name in
Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Company, and from the Selling Stockholder, that number of Firm Shares which represents the same proportion of the number of Firm Shares to be sold by the Company, and by the Selling Stockholder, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of shares of the Firm Shares to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

        In addition, the Company grants to the Underwriters an option to purchase up to 440,000 Option Shares. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 5 hereof. Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Shares Stock set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Shares shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Shares other than in 100 share amounts. The price of both the Firm Shares and any Option Shares payable to the Company and the Selling Stockholder, as applicable, shall be $__________ per share.

        The Company and the Selling Stockholder shall not be obligated to deliver any of the Underwritten Shares to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for the Underwritten Shares to be purchased on such Delivery Date as provided herein.

        4. Offering of Stock by the Underwriters. Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale at the public offering price set forth on the cover page of and on the terms and conditions set forth in the Prospectus.

        5. Delivery of and Payment for the Underwritten Shares. Delivery of and payment for the Firm Shares shall be made at the office of Morrison & Foerster LLP, at 7:00 a.m., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Stockholder shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Stockholder of the purchase price by wire transfer of immediately available (same day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Company and the Selling Stockholder shall make the certificates representing the Firm Stock available for inspection by the Representatives in Los Angeles, California, not later than 2:00 p.m., New York City time, on the business day prior to the First Delivery Date. If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at the Depositary Trust Company designated by the Representatives.

        At any time on or before the forty-fifth day after the date of this Agreement the option granted in Section 3 may be exercised by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as the "Second Delivery Date," and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date."

        Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 7:00 a.m., New York City time, on the

Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of immediately available (same day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Company shall make the certificates representing the Option Shares available for inspection by the Representatives in Los Angeles, California not later than 2:00 p.m., New York City time, on the business day prior to the Second Delivery Date. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at the Depositary Trust Company designated by the Representatives.

        6. Further Agreements of the Company and the Selling Stockholder. The Company (as to Sections 6(a)-(l)) and the Selling Stockholder (as to Sections 6(i), 6(k), 6(m)) and 6(n) covenant and agree with the Underwriters as follows:

               (a) The Company will not, either prior to the Effective Date or thereafter during such period as, in the opinion of counsel for the Underwriters, the Prospectus would be required by law to be delivered in connection with sales of the Underwritten Shares by an underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof and the Underwriters shall not have objected thereto in good faith.

               (b) If the Registration Statement has not been declared effective prior to the execution of this Agreement, the Company will use its best commercial efforts to cause the Registration Statement to become effective, and will notify the Underwriters promptly, and will confirm such advice in writing,
(1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction for amendments or supplements to the Registration Statement or the Prospectus or for additional or supplemental information, (3) of the issuance by any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in Section 6(a) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction relating to any of the Registration Statement, any Preliminary Prospectus or the Prospectus. If at any time any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement, pursuant to Rule 430A, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Underwriters promptly of all such filings. If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable filing fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of
(A) 10:00 p.m., New York time, on the date of this Agreement and (B) the time confirmations are sent or given, as specified by Rule 462(b)(2).

               (c) If, at any time when a Prospectus relating to the Underwritten Shares is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would, in the judgment of counsel to the Company or counsel to the Underwriters, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the judgment of counsel to the Company or counsel to the Underwriters, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the judgment of counsel to the Company or counsel to the Underwriters, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the 1933 Act or the 1933 Act Regulations, the Company will promptly notify the Underwriters and, subject to Section 6(a) hereof, will promptly prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Underwriters, without charge, such number of copies thereof as the Underwriters may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Underwriters.

               (d) The Company will furnish to the Underwriters and their counsel, without charge, (i) an aggregate of three manually signed copies of the registration statement described in Section 3(a) hereof and each pre-effective amendment thereto, including financial statements and schedules, and all exhibits thereto, and any registration statement filed pursuant to Rule 462(b) and (ii) so long as a prospectus relating to the Underwritten Shares is required to be delivered under the 1933 Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request.

               (e) The Company will comply with all the undertakings contained in the Registration Statement and shall file, on a timely basis, with the Commission, the NASD, the AMEX and any other securities exchange on which the securities of the Company are then listed, all periodic and other reports and documents required to be filed under the Exchange Act.

               (f) Prior to the sale of the Underwritten Shares to the Underwriters, the Company and the Selling Stockholder will cooperate with the Underwriters and their counsel in connection with the registration or qualification of the Underwritten Shares for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Underwriters may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject. The Company will advise the Underwriters promptly of the suspension of the qualification or registration of (or any exemption relating to) the Underwritten Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceedings for such purpose, and in the event of the issuance of any order suspending such qualification or registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible time.

               (g) During the period of three years commencing on the Effective Date, the Company will furnish to the Underwriters: (i) as soon as practicable after the end of each fiscal year of the Company, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the fiscal year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K (or Form 10-KSB, if applicable), Quarterly Report on Form 10-Q (or Form 10-QSB, if applicable), Current Report on Form 8-K, or other report filed by the Company with the Commission, the NASD, the AMEX, or any other securities exchange; and
(iii) as soon as available, copies of any reports or communications of the Company mailed generally to holders of its capital stock.

               (h) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the Effective Date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company will make generally available to its security holders, in the manner specified in Rule 158(b) of the 1933 Act Regulations, and to the Underwriters, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the 1933 Act and Rule 158(a) of the 19933 Act Regulations, which statement need not be audited unless required by the 1933 Act or the 1933 Act Regulations, covering a period of at lest 12 consecutive months after the Effective Date of the Registration Statement.

               (i) Neither the Company nor the Selling Stockholder will, at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Underwritten Shares.

               (j) Prior to the Delivery Date, the Company shall furnish to the Underwriters, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company, for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

               (k) Prior to the Delivery Date, the Company and the Selling Stockholder will issue no press release or other communications directly or indirectly and hold no press conferences with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, or the offering of the Underwritten Shares, without the prior written consent of the Underwriters unless in the opinion of legal counsel to the Company, and after reasonable advance notification to the Underwriters, such press release or communication is required by law.

               (l) The Company will apply the net proceeds from the offering and sale of the Shares in the manner set forth in the Prospectus under the caption "Use of Proceeds."

               (m) The Selling Stockholder will deliver to the Representatives prior to or on the First Delivery Date a properly completed and executed United States Treasury Department Form W-9 or W-8, as applicable (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               (n) The Selling Stockholder agrees that the Selling Stockholder Shares, which are represented by certificates held in custody for the Selling Stockholder, is subject to the interest of the Underwriters, and that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, or the occurrence of any other event.

        You may waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

        7.     Expenses.

               (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all accountable out-of-pocket costs and Expenses incident to the performance of the obligations of the Company and the Underwriters under this Agreement, including but not limited to costs and Expenses of or relating to (1) the preparation, printing and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, any registration statement filed pursuant to Rule 462(b), each Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, including all fees, disbursements and other charges of counsel to the Company,
(2) the preparation and delivery of certificates representing the Underwritten Shares, (3) furnishing (including costs of shipping and mailing) such copies of the Registration Statement (including all pre- and post-effective amendments thereto), the Prospectus and any Preliminary Prospectus, and all amendments and supplements to the Prospectus, as may reasonably be requested for use in connection with the offering and sale of the Underwritten Shares, (4) the listing of the Common Stock on the AMEX and withdrawal of the Common Stock from the Nasdaq SmallCap Market, (5) any filings required to be made by the Underwriters with the NASD and the registration or qualification of the Underwritten Shares for offer and sale under the state securities or Blue Sky laws of such jurisdictions designated pursuant to Section 6(f), including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith and with the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (6) fees, disbursements and other charges of counsel to the Company and the Company's independent public or certified public accountants and other advisors, (7) all expenses incident to the issuance and delivery of the Underwritten Shares (including all printing and engraving costs), (8) all fees and expenses of the registrar and transfer agent of the Common Stock, (9) all necessary issue, transfer and other stamp taxes in connection with the delivery of the Underwritten Shares, and (10) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. The Company shall reimburse the Underwriters for all their accountable travel expenses, reasonable legal fees, disbursements and other charges and other out-of-pocket Expenses incurred in connection with the engagement hereunder, up to a maximum of $100,000, regardless of whether or not the public offering of the Underwritten Shares is consummated as contemplated hereby.

               (b) The Company, in addition to its other obligations under
Section 7(a) above, and the Selling Stockholder will pay to the Representatives (individually and not in their capacity as Representatives) a nonaccountable expense allowance equal to 2.0% of the gross sales price of the Underwritten Shares to the public, each to pay on a pro rata basis in proportion to the number of the Underwritten Shares sold by each to the Underwriters. This nonaccountable expense allowance with respect to the Firm Shares shall be paid to the Representatives on the First Delivery Date and the nonaccountable expenses with respect to the Option Shares, if any, shall be paid to the Representatives on the Second Delivery Date (and shall be contingent on the closing of the sale of the Option Shares), and liability for such payments shall be several and not joint. The Company has previously paid to the Representatives a fee of $____________ (the "Deposit") which shall be credited to this nonaccountable expense allowance. If the sale of the Firm Shares is not completed for any reason, including the failure of the Underwriters to complete the offering contemplated by this Agreement (except if the Company prevents such completion or if the failure to complete the offering is the result of the breach by the Company of any representation, warranty or agreement contained herein), the Representatives will return the Deposit, less any actual out-of-pocket expenses incurred by the Underwriters.

               (c) If, within three months after the termination of this Agreement, the Company or the Selling Stockholders shall sell any shares of Common Stock to investors previously identified and/or contacted by the Underwriters in their capacity as such, as set forth on a list furnished to the Company and the Selling Stockholder within a reasonable period of time after such termination, then the Company and/or the Selling Stockholder, as appropriate, shall pay the Underwriters, at the time of each such sale, an amount equal to the underwriting discounts or commissions otherwise contemplated with respect to the gross proceeds to the Company or the Selling Stockholder from each such sale.

        8. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters hereunder are subject to the following conditions:

               (a) Notification that the Registration Statement has become effective shall be received by the Underwriters not later than 5:30 p.m., Los Angeles time, on the date of this Agreement or at such later date and time as shall be consented to by the Representatives and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

               (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission), (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Underwritten Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by any securities or other governmental authority (including, without limitation, the Commission), (iii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not object thereto in good faith, and the Underwriters shall have received certificates, dated the Delivery Date and signed by the President and Chief Executive Officer or the Chairman of the Board of Directors of the Company, and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii) above.

               (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor any Subsidiary shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Underwriters any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Underwritten Shares to the public at the public offering price.

               (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or the Subsidiaries or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling decision or finding would have a Material Adverse Effect.

               (e) Each of the representations and warranties of the Company and the Selling Stockholder contained herein shall be true and correct at the Delivery Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and the Selling Stockholder and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Delivery Date shall have been duly performed, fulfilled or complied with.

               (f) The Underwriters shall have received:

                      (i) The favorable opinion, dated as of the Delivery Date, of Morrison & Foerster LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                             (A) The Company and the Subsidiaries have been duly
               incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation.

                             (B) The Company and the Subsidiaries have corporate
               power and authority to own their properties and carry on their businesses as described in the Registration Statement and the Prospectus and the Company has corporate power and authority to enter into and perform its obligations under this Agreement.

                             (C) The Company is duly qualified to transact
               business and is in good standing in each state of the United States in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company or its business, properties, financial condition or results of operations.

                             (D) The authorized, issued and outstanding number
               of shares of capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus and in the Preliminary Prospectus as of the dates therein. The issued and outstanding capital stock of the Company has been duly authorized, validly issued, fully paid and is non-assessable and has not been issued in violation of or is not otherwise subject to any preemptive rights set forth in the Certificate of Incorporation, Bylaws or any agreement or other arrangement known to counsel. All offers and sales of the Company's capital stock or securities since January 1, 1992, including all offers and sales of securities described in Item 15 of Part II of the Registration Statement, were either duly registered or qualified under the 1933 Act or were exempt from the registration requirements of the 1933 Act, assuming that all representations made to the Company by any purchaser of such capital stock were true and correct when made.

                             (E) Issuance and sale of the Underwritten Shares to
               be sold by the Company to the Underwriters under the terms of this Agreement have been duly authorized by the Company and, when such shares are issued and delivered by the Company, pursuant to the terms of this Agreement and the Company receives the consideration recited herein, such Underwritten Shares will be validly issued, and fully paid and non-assessable and the issuance of the Underwritten Shares is not subject to preemptive or, to their knowledge, other similar rights granted by the Company.

                             (F) To their knowledge, except as described in the
               Prospectus, (i) there are no outstanding options, warrants or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company or the Subsidiaries, and (ii) there are no commitments, plans or arrangements to issue any shares of Common Stock or other securities of the Company or the Subsidiaries.

                             (G) This Agreement has been duly authorized,
               executed and delivered by the Company.

                             (H) The form of certificate evidencing the
               Underwritten Shares is in due and proper form under Delaware law.

                             (I) To their knowledge, except as described in the
               Registration Statement or in the Prospectus, there are no actions, suits or proceedings pending or threatened to which the Company or the Subsidiaries are a party that are required to be described in the Registration Statement or the Prospectus and are not so described.

                             (J) The information set forth in the Prospectus
               under the captions "Risk Factors - Control by Principal Stockholders," "Risk Factors - Potential Adverse Market Impact of Shares Eligible for Future Sale," "Risk Factors Antitakeover Effects of Certain Charter Provisions, and Delaware Law," "Business Trademarks and Patents," "Business - Governmental Regulations," "Business - Legal Proceedings," "Management - 1997 Management Committee Incentive Award Program," "Management - Stock Plans," "Management - Employment Agreements," "Certain Transactions," and "Description of Capital Stock," and in Part II of the Registration Statement under the captions "Indemnification of Directors and Officers," and "Recent Sales of Unregistered Securities," to the extent that they constitute a summary of legal matters, documents or proceedings referred to therein, have been reviewed by us and fairly present and summarize, in all material respects, the information called for respect to such legal matters, documents and proceedings under the 1933 Act and the 1933 Act Regulations.

                             (K) To their knowledge, there are no agreements,
               contracts, leases or other documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required and, to their knowledge, the Company is not in default in the due performance or observance of any material obligation, agreement, covenant or condition contained in any material instrument or agreement filed as an exhibit to the Registration Statement.

                             (L) No consent, approval, authorization or order of
               or qualification with any court, government or governmental agency or body having jurisdiction over the Company or over any of its properties or operations is necessary in connection with the consummation by the Company of the transactions contemplated in this Agreement and the compliance by the Company with its obligations thereunder on the Delivery Date, other than the filing of the Registration Statement and the Prospectus with the Commission and the issuance of an effectiveness order by the Commission with respect to the Registration Statement, all of which have been, or will prior to the Delivery Date be, completed.

                             (M) Neither the execution and delivery nor the
               performance of this Agreement by the Company (i) conflicts with any provision of the Certificate Incorporation or Bylaws of the Company, (ii) violates any law applicable to the Company, or
               (iii) results in a breach or violation of, or constitutes a default under, any term of any agreement or instrument filed as an exhibit to the Registration Statement or of any order, writ or decree, of which they have knowledge, of any court, governmental agency or body.

                             (N) To their knowledge, there are no proceedings,
               pending or threatened before any regulatory body or agency, which if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                             (O) To their knowledge, all holders of securities
               of the Company who have rights to the registration of Common Stock or other securities because of the filing of the Registration Statement by the Company have waived such rights or have received proper notice of the filing of the Registration Statement and have not asserted, and no longer have the right to assert, such rights.

                             (P) The Company is not an "investment company" or a
               company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                             (Q) The Registration Statement has become effective
               under the 1933 Act; any required filing of the Prospectus, and any supplements thereto pursuant to Rule 424(b) has been made in the manner and within the time period required; and to their knowledge and information, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings therefor have been instituted or are pending or contemplated under the 1933 Act.

                      Following their opinions required by subsection (f)(i) of this Section 8, Morrison & Foerster LLP shall additionally state that nothing has come to their attention that leads them to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical information included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Prospectus (except for financial statements and schedules and other financial and statistical information included therein, as to which counsel need make no statement), as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Underwritten Shares which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at the Delivery Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (ii) The favorable opinion, dated the Delivery Date, of Judith O. Lasker, Esquire, counsel for the Company, in form and substance satisfactory to the Underwriters, to the effect that:

                             (A) Except as described in the Registration
               Statement or in the Prospectus, there are no actions, suits or proceedings pending or, to counsel's knowledge, threatened to which the Company or the Subsidiaries are a party that are reasonably likely to have a Material Adverse Effect.

                             (B) Except as disclosed in writing to the
               Representatives there are no proceedings, pending or, to counsel's knowledge, threatened before any regulatory body or agency to which the Company is a party or otherwise involving the Company.

                             (C) The Company is in compliance with and has
               conducted its businesses (and the businesses of its Subsidiaries) in material conformity with all applicable laws and regulations relating to the operation of such businesses as described in the Registration Statement.

                      Following her opinions required by subsection (f)(ii) of this Section 8, Judith O. Lasker, Esquire shall additionally state that nothing has come to her attention that leads her to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical information included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Prospectus (except for financial statements and schedules and other financial and statistical information included therein, as to which counsel need make no statement), as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Underwritten Shares which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at the Delivery Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (iii) The favorable opinion, dated the Delivery Date, of Stroock & Stroock & Lavan LLP, counsel for the Selling Stockholder, in form and substance satisfactory to the Underwriters, to the effect that:

                             (A) To such counsel's knowledge, the Selling
               Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, which breach, violation or default is reasonably likely to have a material adverse effect on the performance of such Selling Stockholder's obligations hereunder, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder, and, except for the registration of the Selling Stockholder Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase of the Selling Stockholder Shares by the Underwriters and the distribution of such shares by the

               Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body (except for those consents, approvals, authorizations, orders, filings or registrations, which, if not secured, filed or registered, as applicable, would not have a material adverse effect on the performance of such Selling Stockholder's obligations hereunder) is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby;

                             (B) This Agreement has been duly executed and
               delivered by or on behalf of the Selling Stockholder;

                             (C) A Power-of-Attorney and a Custody Agreement
               have been duly executed and delivered by the Selling Stockholder and, to such counsel's knowledge, constitute valid and binding agreements of such Selling Stockholder, enforceable in accordance with their respective terms subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditor's rights generally (and court decisions with respect thereto), equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                             (D) Immediately prior to the date of this Agreement
               and the First Delivery Date, the Selling Stockholder had, to such counsel's knowledge, full right, power and authority to sell, assign, transfer and deliver such shares to be sold by such Selling Stockholder hereunder; and

                             (E) All rights of the Selling Stockholder in the
               Selling Stockholder Shares have been transferred to the Underwriters and, in addition, each Underwriter (whom such counsel may assume to be a "protected purchaser") has acquired its interest in the Selling Stockholder Shares to be acquired by it free of any "adverse claim" (as such terms are defined in the Uniform Commercial Code and interpretations thereof as in effect in the State of New York).

               Following their opinions required by subsection (f)(iii) of this
Section 8, Stroock & Stroock & Lavan LLP shall additionally state that no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact relating to the Selling Stockholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading (other than financial statements and related schedules and other financial and statistical information contained therein as to which such counsel need express no opinion), or that the Prospectus contains any untrue statement of a material fact relating to the Selling Stockholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (g) At the time of the execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP, former independent public accountants for the Company, and from Arthur Andersen LLP, independent accountants for the Company, as appropriate, a letter dated such date and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial and capital stock information contained in the Registration Statement and the Prospectus.

               (h) The Underwriters shall have received from Ernst & Young LLP, former independent accountants for the Company, and from Arthur Andersen LLP, independent accountants for the Company, as appropriate, a letter addressed to the Underwriters, and in form and substance satisfactory to the Underwriters, dated as of the Delivery Date, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (g) of this Section 8.

               (i) At the Delivery Date, there shall be furnished to the Underwriters a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the company, in form and substance satisfactory to the Underwriters, to the effect that:

                      (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (i) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

                      (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                      (iii) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

                      (iv) No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission.

                      (v) Subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Company or the Subsidiaries, except as set forth in or contemplated by the Prospectus.

               (j) The Underwritten Shares shall be qualified for sale in such states as the Underwriters may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Delivery Date.

               (k) The Common Stock (including Underwritten Shares) shall have been approved for listing on the AMEX, and, contingent upon such approval, withdrawn from the Nasdaq SmallCap Market.

               (l) The Underwriters and counsel for the Underwriters shall have been furnished with such documents and opinions as they may require in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Underwritten Shares as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters. Any certificate or document signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to each of you as to the statements made therein and such statements are true and correct except where the inaccuracy of such statements alone or in the aggregate would not have a Material Adverse Effect.

               (m) The Selling Stockholder shall have furnished to the Underwriters such certificates, in addition to those specifically mentioned herein, as the Underwriters may have reasonably requested as to the accuracy and completeness at the Delivery Date of any statement in the Registration Statement or the Prospectus regarding the Selling Stockholder, as to the accuracy at the Delivery Date of the representations and warranties of the Selling Stockholder, as to the performance by the Selling Stockholder of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

               (n) The NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and agreements.

               (o) As of the date hereof the Company, its directors and officers, and certain affiliates of the Company (as designated on Attachment C hereto by the Company), and the Selling Stockholder, shall have furnished to the Underwriters "lock-up" agreements substantially in the forms of Attachment A and Attachment B hereto, and such agreements shall be in full force and effect on the Delivery Date.

        9.     Indemnification.

               (a) The Company shall indemnify and hold harmless the Underwriters and the Selling Stockholder, the directors, officers, employees and agents of the Underwriters and the Selling Stockholder and each person, if any, who controls the Underwriters or the Selling Stockholder within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, liabilities, expenses and damages, joint or several (including any and all investigative, reasonable legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which any of them may become subject under the 1933 Act, the 1934 Act, or other Federal or state statutory law or regulation, at common law or otherwise. Such indemnity shall not, however, cover any such loss, claim, damage, liability, cost or expense which is held in a final judgment of a court to have arisen primarily out of the gross negligence or willful misconduct of the Underwriters, or the failure of the Underwriters to deliver a Prospectus if it fails to correct such deficiency under the 1933 Act. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriters or the Selling Stockholder (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not such Underwriters or the Selling Stockholder or any person who controls such Underwriters or the Selling Stockholder within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and the Selling Stockholder and each such controlling person from all liability arising out of such claim, action, suit or proceeding and does not impair or alter the business or affairs of the Underwriters or the Selling Stockholder.

               (b) The Selling Stockholder shall indemnify and hold harmless the Underwriters and the Company, the directors, officers, employees and agents of the Underwriters and the Company and each person, if any, who controls the Underwriters or the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act from and against any and all losses, claims, liabilities, expenses and damages, joint or several (including any and all investigative, reasonable legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which any of them may become subject under the 1933 Act, the 1934 Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based on a breach of the terms and conditions of this Agreement, or arise out of or are based upon the inaccuracy of any representation made by the Selling Stockholder herein or any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the

Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder expressly for use therein, and provided further that, in the event the sale of the Selling Stockholder Shares is not consummated and this Agreement is terminated, the liability of the Selling Stockholder shall be limited to the reimbursement of the Selling Stockholder's proportionate share of the accountable expenses of the Underwriters as provided in Section 7 hereof. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have. The Selling Stockholder will not, without the prior written consent of the Underwriters or the Company (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not such Underwriters or the Company or any person who controls such Underwriters or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and the Company and each such controlling person from all liability arising out of such claim, action, suit or proceeding. Such indemnity shall not, however, cover any such loss, claim, damage, liability, cost or expense which is held in a final judgment of a court to have arisen primarily out of the gross negligence or willful misconduct of the Underwriters or the failure of the Underwriters to deliver a Prospectus if it fails to correct such deficiency under the 1933 Act. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have. The liability of the Selling Stockholder under this section shall be limited to an amount equal to the aggregate public offering price of the Selling Stockholder Shares sold by the Selling Stockholder.

               (c) Each Underwriter will severally (and not jointly) indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Selling Stockholder and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any losses, claims, liabilities, expenses and damages (including any and all investigative, reasonable legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted if such settlement is effected with the written consent of the Underwriters), to which any of them may become subject under the 1933 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which it was made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter expressly for use therein. It is expressly acknowledged and agreed by the Company and the Selling Stockholder that the only written or other information furnished to the Company and the Selling Stockholder by or on behalf of the Underwriters for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto is the information set forth on the cover page of the Prospectus with respect to the public offering price, the legend concerning over-allotments on the inside front cover page of the Prospectus, and the information set forth in the Prospectus under the caption "Underwriting." The liability of each Underwriter under this section shall be limited to an amount equal to the underwriting discounts and commissions received by it under this Agreement.

               (d) Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by, or otherwise prejudices, the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded that a conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party that would prevent the counsel selected by the indemnifying party from representing the indemnified party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be paid by the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred and demand delivered therefor. No indemnifying party will, without the prior written consent of the indemnified parties (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not the indemnified parties are parties to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

               (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Stockholder or the Underwriters, each indemnifying party will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters such as persons who control the Company within the meaning of the 1933 Act or the 1934 Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company, the Selling Stockholder and the Underwriters may be subject in proportion to the relative benefits received by the Company, the Selling Stockholder and the Underwriters and the relative fault of the Company, the Selling Stockholder and the Underwriters, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. The relative benefits received by the Company, the Selling Stockholder and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting Company expenses) received by the Company and the Selling Stockholders as set forth in the table on the cover page of the Prospectus bear to the underwriting discounts and commissions received by the Underwriters hereunder. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. Notwithstanding the provisions of this
Section 9(e), the Underwriters shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by them under this Agreement, the Selling Stockholder shall not be required to contribute any amount in respect of which it would not have had an indemnification obligation under Section 9(b) above, and no person found guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(e), any person who controls a party to this Agreement within the meaning of the 1933 Act or the 1934 Act will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this
Section 9(e), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(e). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

        10. Termination. The obligations of the Underwriters under this Agreement may be terminated at any time prior to the delivery of and payment for the Underwritten Shares, by notice to the Company from the Representatives, without liability on the part of the Underwriters to the Company or the Selling Stockholder if, prior to delivery and payment for the Underwritten Shares, in the sole judgment of the Representatives (i) trading in the Common Stock of the Company shall have been suspended by the Commission, by Nasdaq, or by the AMEX,
(ii) trading in securities generally on the New York Stock Exchange, the AMEX, or the Nasdaq National Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on any of such exchanges, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchanges or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Underwriters, impracticable or inadvisable to market the Underwritten Shares on the terms and in the manner contemplated by the Prospectus.

        11. Defaulting Underwriters. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Underwritten Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Shares set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Shares set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Underwritten Shares on such Delivery Date if the total number of Underwritten Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Underwritten Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Underwritten Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 5. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Underwritten Shares to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the

Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 7. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 11, purchases Underwritten Shares which a defaulting Underwriter agreed but failed to purchase.

        Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default. If other Underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

        12. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 200 North Berry Street, Brea, California 92821-3963, Attention: Judith O. Lasker, Esquire or (b) if to the Underwriters, at the office of Cruttenden Roth Incorporated, 11150 Santa Monica Boulevard, Suite 750, Los Angeles, California 90025,
Attention: Christopher Jennings or (c) if to the Selling Stockholder, at the office of Worms & Co., Inc., 900 Third Avenue, New York, New York 10022,
Attention: Ms. Georgette Miller. Any such notice shall be effective only upon receipt. Any notice under Section 9 may be made by facsimile or telephone, but if so made shall be subsequently confirmed in writing.

        13. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Stockholder and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Stockholder, the Underwriters or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Underwritten Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 7 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

        14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Underwriters, the Selling Stockholder, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnification and contribution contained in Sections 9(a) and (e) of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Underwriters and any person or persons who control the Underwriters within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and (ii) the indemnification and contribution contained in Sections 9(b), (c) and (e) of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act. No Person shall be deemed a successor because of his or its purchase of any Underwritten Shares.

        15. Headings. Section headings in this Agreement are for convenience of reference only, do not constitute a part of this Agreement, and shall not affect its interpretation.

        16. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company, the Selling Stockholder and the Underwriters.

        17. Applicable Law. The validity and interpretations of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any provisions relating to conflicts of laws.

        18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


             [SIGNATURES APPEAR ON FOLLOWING PAGE; REMAINDER OF THIS
                         PAGE LEFT INTENTIONALLY BLANK]

        If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company, the Selling Stockholder and the Underwriters in accordance with its terms.

                              Very truly yours,

                              KRAUSE'S FURNITURE, INC.



                              By:_______________________________________________
                                 Name:
                                 Title:


                              JAPAN OMNIBUS LTD.



                              By:_______________________________________________
                                 As Attorney-in Fact for the Selling Stockholder

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date first
above written.

CRUTTENDEN ROTH INCORPORATED
MORGAN FULLER CAPITAL GROUP, LLC
BLACK & COMPANY, INC.

By: Cruttenden Roth Incorporated


By:_______________________________
   Name:
   Title:

                                  ATTACHMENT A

Cruttenden Roth Incorporated
11150 Santa Monica Blvd., Suite 750
Los Angeles, CA 90025

Morgan Fuller Capital Group, LLC
[ADDRESS]

Black & Company, Inc.
[ADDRESS]

Ladies and Gentlemen:

        Reference is made to the Underwriting Agreement (the "Underwriting Agreement"), which will be executed between Krause's Furniture, Inc., a Delaware corporation (the "Company"), Japan Omnibus Ltd., and Cruttenden Roth Incorporated, Black & Company, Inc. and Morgan Fuller Capital Group LLC, as Representatives of the several Underwriters named therein (the "Underwriters"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Underwriting Agreement.

        In consideration of the Underwriting Agreement, the undersigned hereby agrees not to, without the prior written consent of the Underwriters, offer, sell or otherwise dispose of any shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") (other than the Shares or Option Shares) or any other equity securities of the Company, including securities convertible into or exercisable or exchangeable for Common Stock, for a period of 180 days after the Delivery Date, except with respect to (i) the issuance of securities pursuant to contractual obligations of the Company in effect on November 10, 1997 to the extent disclosed in writing to the Underwriters prior to the effective date of the Registration Statement , (ii) the issuance of shares of Common Stock or stock options to purchase shares of Common Stock under any employee benefit or purchase plan of the Company in effect on November 10, 1997, or (iii) securities of the Company issued on a pro rata basis to all holders of a class of outstanding equity securities of the Company.

        It is understood that, if the Underwriting Agreement does not become effective, the undersigned will be released from his obligations under this letter agreement.

Dated: _____________, 1998

                                        Very truly yours,

                                        KRAUSE'S FURNITURE, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                  ATTACHMENT B



Cruttenden Roth Incorporated
11150 Santa Monica Blvd., Suite 750
Los Angeles, CA 90025

Morgan Fuller Capital Group, LLC
[ADDRESS]

Black & Company, Inc.
[ADDRESS]

Ladies and Gentlemen:

        Reference is made to an Underwriting Agreement (the "Underwriting Agreement"), which will be executed between Krause's Furniture, Inc., a Delaware corporation (the "Company"), Japan Omnibus Ltd., and Cruttenden Roth Incorporated, Black & Company, Inc. and Morgan Fuller Capital Group LLC, as Representatives of the several Underwriters named therein (the "Underwriters"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Underwriting Agreement.

        In consideration of the Underwriting Agreement, the undersigned hereby agrees not to, without the prior written consent of the Underwriters, offer, sell or otherwise dispose of any shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") (other than the Selling Stockholder Shares), or any other equity securities of the Company, including securities convertible into or exercisable or exchangeable for Common Stock, for a period of 120 days after the Delivery Date.

        It is understood that, if the Underwriting Agreement does not become effective, the undersigned will be released from his or its obligations under this letter agreement.

Dated: _____________, 1998

                                          Very truly yours,


                                          By:_________________________________
                                             Name:
                                             Title:

                                  ATTACHMENT C

List of persons from whom Lock-Up Letters received:

General Electric Capital Corporation
Permal Group
Permal Capital Management, Inc.
Permal Services, Inc.
Permal Capital Partners, L.P.
Permal Asset Management
Permal Special Opportunities, Ltd.
Jean R. Perette
Isaac Robert Souede
Thomas M. DeLitto
Thomas M. DeLitto and Donna S. DeLitto
United Gulf Bank (B.S.C.) B.C.
Kuwait Investment Projects
ATCO Holdings, Ltd.
ATCO Development, Inc.
Worms & Cie
Worms & Co., Inc.

                                                         JAPAN OMNIBUS LTD.
                                                  (Name of Selling Stockholder -
                                                  Please Print or Type)


                     CUSTODY AGREEMENT AND POWER OF ATTORNEY
                           FOR SALE OF COMMON STOCK OF
                            KRAUSE'S FURNITURE, INC.



Krause's Furniture, Inc.
200 North Berry Street
Brea, California 92821-3963

[CUSTODIAN]

Ladies and Gentlemen:

              Krause's Furniture, Inc., a Delaware corporation (the "Company"), and the undersigned, Japan Omnibus Ltd. (hereinafter sometimes referred to as "Selling Stockholder"), propose to sell certain shares of Common Stock, $0.001 par value per share, of the Company ("Common Stock") to the Underwriters (the "Underwriters") for whom Cruttenden Roth Incorporated, Black & Company, Inc. and Morgan Fuller Capital Group, LLC (the "Representatives") will act as representatives for distribution under a Registration Statement on Form S-1 (the "Registration Statement") to the public at a price and on terms to be hereafter determined. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that an offering of Common Stock will take place. The shares of Common Stock which the undersigned proposes to sell to the Underwriters pursuant to the Underwriting Agreement hereinafter mentioned are referred to herein as the "Shares."

     1.       Appointment and Powers of Attorneys-in-Fact.

              A. The undersigned hereby irrevocably constitutes and appoints ________________ and ______________ (the "Attorneys-in-Fact"), and each of them, as its agent and Attorneys-in-Fact, with full power of substitution, with respect to all matters arising in connection with the public offering and sale of the Shares, including, but not limited to, the power and authority on behalf of the undersigned to do or cause to be done any of the following things:

                      (i) negotiate, determine and agree upon (a) the price at which the Shares will be initially offered to the public by the Underwriters pursuant to the Underwriting Agreement, as hereinafter defined, (b) the underwriting discounts and commissions with respect to the Shares, and (c) the price at which the Shares will be sold to the Underwriters by the Selling Stockholder pursuant to the Underwriting Agreement;

                      (ii) prepare, execute and deliver an Underwriting Agreement the "Underwriting Agreement"), substantially in the form agreed to by and among the Company, the Selling Stockholder and the Underwriters, delivered to the undersigned concurrently herewith, receipt of which is acknowledged, but with such insertions, changes, additions or deletions as the Attorneys-in-Fact shall approve as not materially adverse to the undersigned (which may include a decrease, but not an increase, in the number of shares of Common Stock to be sold by the undersigned), such approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by an Attorney-in-Fact, including the exercise of all authority thereunder vested in the undersigned;

                      (iii) sell, assign, transfer and deliver the Shares to the Underwriters pursuant to the Underwriting Agreement and deliver to the Underwriters certificates for the Shares so sold;

                      (iv) take any and all steps deemed necessary or desirable by the Attorneys-in-Fact in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, and under the securities or "Blue Sky" laws of various states and jurisdictions, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorneys-in-Fact may deem necessary or advisable;

                      (v) instruct the Company and the Custodian, as hereinafter defined, on all matters pertaining to the sale of the Shares and delivery of certificates therefor;

                      (vi) provide, in accordance with the Underwriting Agreement, for the payment of expenses of the offering and sale of the Common Stock covered by the Registration Statement;

                      (vii) retain legal counsel for the Selling Stockholder, which may also be legal counsel for the Company, in connection with all matters contemplated hereby and by the Underwriting Agreement;

                      (viii) instruct the Custodian as to the number of Shares to be sold by the Selling Stockholder (it being understood and agreed to by the undersigned that the Custodian shall be entitled to rely on the instructions from the Attorneys-in-Fact as to such number of Shares to be sold by the Selling Stockholder); and

                      (ix) otherwise take all actions and do all things necessary or proper, required, contemplated or deemed advisable or desirable by the Attorneys-in-Fact in their discretion, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the Shares to the Underwriters and the reoffering of the Shares by the Underwriters as fully as could the undersigned if then personally present and acting.

              B. Each Attorney-in-Fact may act alone in exercising the rights and powers conferred on the Attorneys-in-Fact by this Custody Agreement and Power of Attorney. Each Attorney-in-Fact is hereby empowered to determine, in his sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon the Attorneys-in-Fact shall be exercised.

              C. The Custodian, the Representatives, the Company and all other persons dealing with the Attorneys-in-Fact as such may rely and act upon any writing believed in good faith to be signed by one or more of the Attorneys-in-Fact.

              D. The Attorneys-in-Fact shall not receive any compensation for their services rendered hereunder, except that they shall be entitled to cause the Custodian to pay, from the proceeds payable to the undersigned, the undersigned's proportionate share of any out-of-pocket expenses incurred under this Custody Agreement and Power of Attorney (this "Agreement") and similar instruments executed by the Selling Stockholder.

     2.       Appointment of Custodian; Deposit of Shares.

              A. In connection with and to facilitate the sale of the Shares, to the Underwriters the undersigned hereby appoints ________________________ as custodian (the "Custodian") and herewith deposits with the Custodian one or more certificates for Common Stock, which represent not less than the total number of Shares to be sold by the undersigned to the Underwriters, which number is set forth on Schedule I hereto. Each such certificate so deposited shall be in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon guaranteed by an eligible guarantor institution, such as a bank, stockbroker, savings and loan association or credit union, with membership in an approved medallion signature guarantee program, or shall be accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned so guaranteed. The Custodian is hereby authorized and directed, subject to the instructions of the Attorneys-in-Fact, (a) to hold in custody the certificate or certificates deposited herewith, (b) to deliver or to authorize the Company's Transfer Agent to deliver the certificate or certificates deposited hereunder (or replacement certificate(s) for the Shares) to or at the direction of the Attorneys-in-Fact in accordance with the terms of the Underwriting Agreement and (c) to return or cause the Company's Transfer Agent to return to the undersigned new certificate(s) for the shares of Common Stock represented by any certificate deposited hereunder which are not sold pursuant to the Underwriting Agreement.

              B. Until the Shares have been delivered to the Underwriters against payment therefor in accordance with the Underwriting Agreement, the undersigned shall retain all rights of ownership with respect to the Shares deposited hereunder, including the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such Shares, which right is subject to this Agreement and the Underwriting Agreement.

              C. The Custodian shall assume no responsibility to any person other than to deal with the certificates for the Shares and the proceeds from the sale of the Shares represented thereby in accordance with the provisions hereof, and the Selling Stockholder hereby agrees to indemnify the Custodian for and to hold the Custodian harmless against, any and all losses, claims, damages or liabilities incurred on its part arising out of or in connection with it acting as the Custodian pursuant hereto, as well as the cost and expenses of investigating and defending any such losses, claims, damages or liabilities incurred on its part arising out of or in connection with it acting as the Custodian pursuant hereto, except to the extent such losses, claims, damages or liabilities are due to the negligence or bad faith of the Custodian. The Custodian's acceptance of this Agreement by the execution hereof shall constitute an acknowledgment by the Custodian of the authorization herein confirmed and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with its terms.

     3. Sale of Shares; Remitting Proceeds. The Attorneys-in-Fact are hereby authorized and directed to deliver or cause the Custodian or the Company's Transfer Agent to deliver certificates for the Shares to the Representatives, as provided in the Underwriting Agreement, against delivery to the Attorneys-in-Fact for the account of the undersigned of the purchase price of the Shares (net of the Underwriters discounts, commissions and other discounts payable to the Underwriters), at the time and in the funds specified in the Underwriting Agreement. The Attorneys-in-Fact are authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of the purchase price for the Shares and the Attorneys-In-Fact shall promptly deposit such proceeds with the Custodian. After reserving an amount of such proceeds for the fees payable to the Underwriters as provided above, the Custodian shall promptly remit to the undersigned its proportionate share of the proceeds.

     4. Representations, Warranties and Agreements. The undersigned represents and warrants to, and agrees with, the Company, the Attorneys-in-Fact, the Custodian, the Underwriters, Morrison & Foerster LLP, Stroock & Stroock & Lavan LLP and Snell & Wilmer L.L.P. as follows:

              A. The undersigned has full legal right, power and authority to enter into and perform this Agreement and the Underwriting Agreement. If the undersigned is acting as a fiduciary, officer, partner, or agent, the undersigned is enclosing with this Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder.

              B. The undersigned has reviewed the representations and warranties to be made by the undersigned as a Selling Stockholder contained in the Underwriting Agreement, and hereby represents, warrants and covenants that each of such representations and warranties is true and correct as of the date hereof and, except as the undersigned shall have notified the Attorneys-in-Fact pursuant to paragraph E of the attached instructions, will be true and correct at all times from the date to the Underwriters hereof through and including the time of the closing of the sale of the Shares to the Underwriters. The undersigned will promptly notify the Attorneys-in-Fact of any development that would make any such representation and warranty untrue.

              C. The undersigned has reviewed the Registration Statement, including the preliminary prospectus included therein, and (i) the undersigned has no knowledge of any material information not disclosed in the Registration Statement or preliminary prospectus which has adversely affected in any material respect or, insofar as it is reasonably foreseeable, could adversely affect in any material respect the current and prospective business and operations of the Company or its subsidiaries and (ii) the information contained in such Registration Statement and preliminary prospectus with respect to the undersigned is complete and accurate.

              D. Other than as previously indicated to the Company in writing in connection with the Company public offering, the undersigned is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

              E. Upon execution and delivery of the Underwriting Agreement by the Attorneys-in-Fact on behalf of the undersigned, the undersigned agrees to indemnify and hold harmless the Underwriters, the Company, each of its directors and each of its officers who sign the Registration Statement, and each person, if any, who controls the Underwriters or the Company, and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, to the full extent provided in Section 9 of the Underwriting Agreement.

              F. Upon execution and delivery of the Underwriting Agreement by the Attorneys-in-Fact on behalf of the undersigned, the undersigned agrees to be bound by and to perform each of the covenants and agreements of the undersigned as the Selling Stockholder in the Underwriting Agreement.

              G. The undersigned agrees to deliver to the Attorneys-in-Fact such documentation as the Attorneys-in-Fact, the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact.

              The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the Attorneys-in-Fact, the Company, the Custodian, the Underwriters and their respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the Selling Stockholder in the Underwriting Agreement.

     5.       Irrevocability of Instruments; Termination of this Agreement.

              A. This Agreement, the deposit of the Shares pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Underwriters and the Company in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and (ii) the completion of the registration of Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of Common Stock, including the Shares, to the Underwriters; and the Attorneys-in-Fact are hereby further vested with an estate, right, title and interest in and to the Shares deposited herewith for the purpose of irrevocably empowering and securing to each of them authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to __________, 1998, and shall remain in full force and effect until that date. The undersigned further agrees that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact, the Underwriters or any other person, the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver and deal with the Shares deposited under the Agreement by the undersigned in accordance with the terms and provisions of the Underwriting Agreement and this Agreement as if such event had not occurred.

              B. If the sale of the Shares contemplated by this Agreement is not completed by [________, 1998], this Agreement shall terminate (without affecting any lawful action of the Attorneys-in-Fact or the Custodian prior to such termination), and the Attorneys-in-Fact shall cause the Custodian to return to the undersigned all certificates for the Shares deposited hereunder.

     6. Liability and Indemnification of the Attorneys-in-Fact and Custodian. The Attorneys-in-Fact and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to deal with the Shares, the proceeds from the sale of the Shares and any other shares of Common Stock deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The undersigned hereby agrees to indemnify and hold harmless the Attorneys-in-Fact and the Custodian, and their respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters contemplated by this Agreement or the Underwriting Agreement.

     7. Interpretation.

              A. The representations, warranties and agreements of the undersigned contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Shares and the termination of this Agreement.

              B. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of California applicable to contracts made and to be performed within the State of California, and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

              C. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

              D. The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural, wherever appropriate.

              E. This Agreement may be executed in various counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

              IN WITNESS WHEREOF, the undersigned has executed this Custody Agreement and Power of Attorney this ____ day of March, 1998.

JAPAN OMNIBUS LTD.


By:
   ----------------------------
Its:                             Signature of Selling Stockholder guaranteed by:

(PLEASE SIGN EXACTLY AS YOUR
NAME APPEARS ON YOUR STOCK
CERTIFICATE(S))



Name and address to which
notices  and funds shall
be sent:                         By:
                                    --------------------------------

-------------------------------  (Note:  The signature MUST BE GUARANTEED by an
(Name) eligible guarantor institution, such as a bank, ------------------------------- stock broker, savings and loan association, or
(Street)                         credit union, with membership in an approved
-------------------------------  medallion signature program)
(City)   (State)         (Zip)
-------------------------------
(Country)




ACCEPTED by the Attorneys-in-Fact   ACCEPTED by the Custodian as
as of the date set forth above:     of the above date set forth:

                                    [CUSTODIAN]


---------------------------------   By:
By:                                    -----------------------------------------
                                    Title:
                                       -----------------------------------------
---------------------------------
By:

                          SEE THE ATTACHED INSTRUCTIONS

                                   SCHEDULE I

             Certificate(s) for Shares of Common/Preferred Stock of

                            KRAUSE'S FURNITURE, INC.

                                deposited under

                    Custody Agreement and Power of Attorney


                 Type of                                    Maximum Number of
                Security         Number of Shares of     Shares of Common Stock
Certificate   (i.e., Common,   Common Stock Represented   from this Certificate
  Number       Preferred)            by Certificate            to be Sold*
-----------    -------------    -----------------------  ----------------------


-----------    -------------    -----------------------  ----------------------

-----------    -------------    -----------------------  ----------------------

-----------    -------------    -----------------------  ----------------------

-----------    -------------    -----------------------  ----------------------

-----------    -------------    -----------------------  ----------------------

-----------    -------------    -----------------------  ----------------------

                                                 Total:  ----------------------

*If fewer than all shares represented by a certificate are to be sold, indicate below, if desired for income tax purposes, the date of purchase or purchase price of the particular shares to be sold.

                              PAYMENT AUTHORIZATION

To:  [CUSTODIAN]

     In connection with the sale by the undersigned of shares of Common Stock of Krause's Furniture, Inc., the undersigned hereby authorizes [CUSTODIAN], as custodian (the "Custodian") to pay the undersigned the proceeds from such sale, less applicable deductions, in the following manner:

                               MANNER OF PAYMENT

     CASHIER'S CHECK MADE PAYABLE TO: _________________________________________

          To be sent to the following address:
          _____________________________________
          _____________________________________
          _____________________________________

     To be sent by: [ ] First Class Mail  [ ] Overnight Delivery
                                              (Please specify service and
                                              account number: _________________)

     WIRE TRANSFER OF FUNDS TO THE FOLLOWING ACCOUNT:
          Account number: ___________________________
          Bank: _____________________________________
          ABA number: _______________________________
          Bank address: _____________________________
          Name on account: __________________________
          Name and telephone number of
            contact person to confirm
            receipt: ________________________________

     OTHER (PLEASE SPECIFY)
          _____________________________________
          _____________________________________
          _____________________________________

The undersigned authorizes the Custodian to deduct from the proceeds of sale of the undersigned's Common Stock any costs incurred in connection with carrying out the foregoing instructions.

  By: ______________________________________
  Name: ____________________________________
  Title: ___________________________________
  Date: _________________ , 1998